                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                               December 30, 1997
                Date of Report (Date of Earliest Event Reported)




                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
             (Exact Name of Registrant as Specified in its Charter)




        Nevada                            1-9525                75-2615944
(State of Incorporation)                (Commission            (IRS Employer
                                         File No.)           Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                   75231
(Address of Principal Executive Offices)                              (Zip Code)




Registrant's Telephone Number, Including Area Code:  (214) 692-4700




                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On December 30, 1997, Income Opportunity Realty Investors, Inc. (the "Company") purchased the Akard Plaza, a 42,895 square foot office building in Dallas, Texas, for $3.5 million, 5.5% of the Company's assets at December 31, 1996.
The seller of the property was Dallas General Life Insurance Company.

On December 31, 1997, the Company purchased the Fireside Thrift Building, a 56,120 square foot office building in Newark, California, for $6.0 million, 9.4% of the Company's assets at December 31, 1996. The seller of the property was 5600 Mowry School Road Corporation.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)(3) The sellers have informed the Company that audited financial statements and supporting data relating to the properties operations are not available.
It is, therefore, impracticable to provide the required audited statements of operations for the properties acquired or pro forma financial information. The required information will be filed by amendment of this Form 8-K as soon as practicable, but not later than March 2, 1998.


                      ___________________________________



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                           INCOME OPPORTUNITY REALTY
                                           INVESTORS, INC.





Date:   January 9, 1998                    By:    /s/ Thomas A. Holland
     ----------------------                   ---------------------------------
                                                Thomas A. Holland
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial and
                                                 Accounting Officer)





                                       2